As filed with the Securities and Exchange Commission on November 28, 2012

  File No. 333-179963
  File No. 811-8537

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 3  ☐

and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 38  ☒

Variable Annuity Account A of
Protective Life

(Exact Name of Registrant)

Protective Life and Annuity Insurance Company

(Name of Depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of Depositor's Principal Executive Offices)

(205) 268-1000

(Depositor's Telephone Number, including Area Code)

MAX BERUEFFY, Esquire

Protective Life and Annuity Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

(202) 383-0158

It is proposed that this filing will become effective (check appropriate box):

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☐  On December 10, 2012 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a) of Rule 485

☒  On December 10, 2012 pursuant to paragraph a of Rule 485

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

Supplement Dated December 10, 2012
to
Prospectus Dated May 1, 2012
As Supplemented August 20, 2012

For
Protective Variable Annuity L Series, B Series, and C Series Contract

Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information contained in your variable annuity contract prospectus. In particular, this Supplement describes an increase in the current fee for the Protective Income Manager rider for riders issued on or after December 10, 2012. This Supplement also describes the closing of the SecurePay R72 rider and the introduction of a new SecurePay 6 rider, effective December 10, 2012. Please read this Supplement carefully and keep it with your prospectus for future reference.

Increase in Protective Income Manager Fee

Effective December 10, 2012, we will increase the current fee for Protective Income Manager riders issued on or after December 10, 2012 (including riders elected on or after December 10, 2012 under the RightTime® option). The maximum fee will not change. This increase will not impact Protective Income Manager riders issued before December 10, 2012.

Increase in Current Fee. The following table sets forth the new fee information for the Protective Income Manager rider:

	Maximum	Current
		For Riders Purchased on or After 12/10/12	For Riders Purchased Before 12/10/12
Purchase of Protective Income Manager rider at time of Contract purchase	2.00%	1.20%	1.00%
Purchase of Protective Income Manager rider under RightTime® option	2.20%	1.30%	1.10%

This information replaces the current fee information for the Protective Income Manager rider as disclosed in the portion of the Periodic Fees and Charges fee table in your prospectus titled Optional Benefit Charges, as well as the fee information for the Protective Income Manager rider set forth in the Protected Lifetime Income Benefits and the Charges and Deductions sections of your prospectus.

Example of Charges. The increase in the current fee for the Protective Income Manager rider will not change the expense examples set forth in the Supplement to the prospectus dated August 20, 2012.

Changes to SecurePay Riders

Closing of SecurePay R72 Rider. Effective December 10, 2012, the SecurePay R72 rider will no longer be available for purchase (including under the RightTime® option).

New SecurePay 6 Rider. Effective December 10, 2012, we will begin offering a new SecurePay rider — the SecurePay 6 rider. The terms and conditions of the SecurePay 6 rider are identical to the SecurePay R72 rider (including the current and maximum fees imposed under the rider), except that SecurePay 6 provides for potential increases in the Benefit Base of up to 6.0% — rather than 7.2% — each Contract Anniversary during a specified period ("Roll-up Period"), even if your Contract Value has not increased.

This means that when calculating the Benefit Base under the SecurePay 6 rider before the Benefit Election Date, we will recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary;

(2)  the SecurePay Anniversary Value on that Contract Anniversary; or

(3)  the SecurePay Roll-up Value, which is equal to:

(a)  the most recently calculated Benefit Base prior to that Contract Anniversary; plus

(b)  the "roll-up" amount, which is equal to:

•  if your Contract Value on that Contract Anniversary is at least 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to 6.0% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for withdrawals made since that anniversary. This means that we will reduce the "roll-up" amount for each withdrawal made since the previous Contract Anniversary in the same proportion that each withdrawal reduced the Contract Value as of the date we processed the withdrawal request.

  If you purchase the rider when you purchase your Contract (not under the RightTime option), we will include Purchase Payments made within the first 120 days following the Contract Issue Date when calculating the roll-up amount on the first Contract Anniversary. For example, if your initial Purchase Payment on the Contract Issue Date is $50,000 and we receive an additional $100,000 Purchase Payment 90 days later, then assuming you do not take any withdrawals during the first Contract Year, the roll-up amount on the first Contract Anniversary will be $9,000 (($50,000 + $100,000) x 6.0%).

•  if your Contract Value on that Contract Anniversary is less than 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to $0.

  We will only recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period if your Contract Value is at least 50% (i.e., half) of your Benefit Base as of that Contract Anniversary. For example, if on a Contract Anniversary your Contract Value is $65,000 and the most recently calculated Benefit Base prior to that anniversary is $150,000, you will not be eligible for an increase on that anniversary equal to the "roll-up" amount because your Contract Value ($65,000) is less than 50% of your Benefit Base ($150,000 x 0.5 = $75,000).

Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll-up Value (because your Contract Value is generally increasing by more than 6.0% each Contract Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base.

When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Issue Date, we will apply the 6.0% (if applicable) to the Benefit Base on the Rider Issue Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for withdrawals made since the Rider Issue Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.

Example: Assume on the Rider Issue Date your Benefit Base is $100,000. Three months later, assume your Contract Value is $103,000 and you take a withdrawal of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 - $92,700)/$103,000). Because of the withdrawal, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or withdrawals.

On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 6.0% of the Benefit Base on the previous Contract Anniversary (the Rider Issue Date), increased by any Purchase Payments made within 120 days of the Contract Issue Date and reduced proportionately for withdrawals made since that anniversary. The Benefit Base on the Rider Issue Date was $100,000, and 6.0% of $100,000 = $6,000. However, because a withdrawal was made during the year, we will reduce this "roll-up" amount in the same proportion that the withdrawal reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $600, the reduced "roll-up" amount is $5,400 ($6,000 - $600). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $5,400 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $95,400.

We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary ($90,000);

(2)  the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or

(3)  the SecurePay Roll-up Value ($95,400)

We will set your Benefit Base equal to $95,400 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.

Note: Withdrawals could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the withdrawal. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or withdrawals and assuming your Contract Value remains at 50% or more of your Benefit Base, the SecurePay Roll-up Value on the next Contract Anniversary would be $106,000. ($100,000 + $6,000 (the 6.0% "roll-up" amount)).

Assume instead, however, that during the Contract Year you make a withdrawal of $45,000 and your Contract Value at that time is $90,000 (i.e., the withdrawal is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $3,000, respectively. This would result in a SecurePay Roll-up Value of $53,000 on the next Contract Anniversary ($50,000 + $3,000), rather than $106,000. Thus, the $45,000 withdrawal would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $53,000 ($106,000 - $53,000).

The Roll-up Period begins on the Rider Issue Date and generally lasts for ten Contract Anniversaries. The Roll-up Period will end on the next Valuation Date following the 10th Contract Anniversary on which we increase your Benefit Base to equal either the SecurePay Anniversary Value or the SecurePay Roll-up Value. This means that when determining the 10 Contract Anniversaries that make up your Roll-up Period, we will not count Contract Anniversaries on which your Benefit Base does not increase.

However, your Roll-up Period will end sooner — on either the Benefit Election Date or the date the SecurePay 6 rider terminates (see "Terminating the SecurePay Riders" in your prospectus) — if either of these dates occur while your Roll-up Period is in effect. If the Roll-up Period ends, the SecurePay 6 rider may not terminate. We will continue to assess the SecurePay Fee for the SecurePay 6 rider until the SecurePay 6 rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the SecurePay Fee until termination of the SecurePay 6 rider. We also will assess the SecurePay Fee during times when the Roll-up Period has expired.

Note: Once you establish your Benefit Election Date, you will no longer receive any additional value from the SecurePay 6 rider. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals" in your prospectus. You should carefully weigh the advantages of the SecurePay 6 rider with the disadvantages of delaying taking SecurePay Withdrawals.

* * *

Appendix A to this Supplement demonstrates the operation of the SecurePay 6 rider using hypothetical examples. You should review Appendix A and consult your sales representative to discuss whether the SecurePay 6 rider suits your needs.

For more information about the optional protected lifetime income benefit riders, please see the section of your prospectus titled "Protected Lifetime Income Benefits."

APPENDIX A

EXAMPLE OF SECUREPAY 6 RIDER

The purpose of the following example is to demonstrate the operation of the SecurePay 6 rider for Contract Owners who purchased the rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

• Joe, 55 years old on the Issue Date

• Purchased SecurePay 6 rider at time of Contract Purchase

• Elected Single Life Coverage

• Began making SecurePay Withdrawals 13 years after the Rider Issue Date

• Because Joe was 68 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage

Contract Year	End of Year Attained Age	Roll Up Percentage		Maximum Allowed Withdrawal Percentage	Purchase Payments		Net Withdrawals		Annual Withdrawal Amount		Annual Withdrawal Amount Balance		Excess Withdrawal		Hypothetical Contract Value	SecurePay Anniversary Value		SecurePay Roll-Up Value		End of Year Benefit Base
At issue	55				100,000		N/A				—				100,000	—		100,000	(A)	100,000	(A)
1	56	6%		N/A	50,000	(B)	—				—				153,975	153,975		156,000	(C)	156,000	(D)
2	57	6%		N/A	—		—				—				161,676	161,676		165,360	(E)	165,360	(F)
3	58	6%		N/A	25,000	(G)	—				—				209,964	184,964	(H)	175,282	(I)	184,964	(J)
4	59	6%		N/A	—		—				—				208,164	183,164		196,062		196,062	(K)
5	60	6%		N/A	—		—				—				246,037	221,037		207,826		221,037	(L)
6	61	6%		N/A	15,000		—				—				249,536	209,536		234,299		234,299	(M)
7	62	6%		N/A	—		—				—				289,157	249,157		248,357		249,157	(N)
8	63	6%		N/A	—		10,000	(O)			—				288,172	248,172		255,249	(P)	255,249	(Q)
9	64	6%		N/A	—		—				—				312,085	272,085		270,564		272,085
10	65	6%		N/A	—		—				—				324,517	284,517		288,410		288,410	(R)
11	66	0	%(S)	N/A	—		—				—				313,603	273,603		288,410		288,410
12	67	0%		5%	—		14,421		14,421	(T)	—				329,576	289,576		288,410		289,576
13	68	0%		5%	—		14,479		14,479	(T)	—				333,375	293,375		288,410		293,375
14	69	0%		5%	—		5,000		14,669	(U)	9,669	(U)			359,462	319,462		288,410		319,462	(U)
15	70	0%		5%	—		15,973		15,973	(V)	—				355,423	315,423		288,410		319,462
16	71	0%		5%	—		15,973		15,973	(V)	—				348,558	308,558		288,410		319,462
17	72	0%		5%	—		15,973		15,973	(V)	—				334,053	294,053		288,410		319,462
18	73	0%		5%	—		50,000		15,973	(W)	—		34,027	(X)	248,981	208,981		257,557		285,287	(X)

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

(C)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($150,000) plus 6% of the Benefit Base on the previous contract anniversary (6% of $100,000).

(D)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $150,000, $153,975, and $156,000, respectively).

(E)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($156,000) plus 6% of the Benefit Base on the previous contract anniversary (6% of $156,000).

(F)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $156,000, $161,676, and $163,360, respectively).

(G)  The $25,000 Purchase Payment is not added to the current Benefit Base because it is made more than 2 years after the Rider Effective Date.

(H)  In year 3, the SecurePay Anniversary Value is attained at the end of the year and equals $184,964 = $209,964 – $25,000 (Contract Value as of quarterly anniversary less all Purchase Payments made 2 or more years following the Rider Issue Date)

(I)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($163,360) plus 6% of the Benefit Base on the previous contract anniversary (6% of $163,360).

(J)  The SecurePay Roll-Up Value ($175,282) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($209,964 – $25,000).

(K)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $183,164 ($208,164 – $25,000).

(L)  The SecurePay Roll-Up Value ($207,826) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($246,037 – $25,000).

(M)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $209,536 ($249,536 – $40,000).

(N)  The SecurePay Roll-Up Value ($248,357) is compared to the SecurePay Anniversary Value ($249,157).

(O)  Because this withdrawal was made prior to the Benefit Election Date, it is not a SecurePay Withdrawal. The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [withdrawal amount] / $298,172 [contract value prior to withdrawal]).

  The new Benefit Base is $240,801 ($249,157 x (1 – 3.4%)).

(P)  The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base
(6% * $249,157 * (1 – 3.4%)) to $14,448.

  The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($240,801 + $14,438 = $255,249).

(Q)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value ($288,172 – $40,000) and the SecurePay Roll-Up Value ($255,249).

(R)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $284,517 ($324,517 – $40,000).

(S)  The Roll-up Period is over after 10 years, since the Benefit Base increased at each of the first 10 Contract Anniversaries.

(T)  For the next two years, Joe takes the full Annual Withdrawal Amount ($14,421 = 5% * $288,410 in the first year, and $14,479 = 5% * $289,576 in the second year).

(U)  In year 14, Joe only takes $5,000 of the available $14,669. Please note that the $9,669 is not carried over to the next year. At the end of year 14, the Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000)

(V)  For years 15-17, Joe takes the full Annual Withdrawal Amount of $15,973 (5% * $319,462)

(W)  In year 18, Joe takes a $50,000 withdrawal. Since the Annual Withdrawal Amount is only $15,973, the remaining portion of his withdrawal ($34,027) is considered an Excess Withdrawal

(X)  At the time of the Excess Withdrawal, since the Contract Value less the non-excess part of the withdrawal ($334,053 – $15,973 = $318,080) is less than the Benefit Base, the Benefit Base is reduced in the same proportion as the excess part of the withdrawal reduces the Contract Value less the non-excess part of the withdrawal.

  After the Excess Withdrawal, the new Benefit Base equals $285,287 = $319,462 * [1 – {$50,000 – $15,973}/{$334,053 – $15,973}].

EXPLANATORY COMMENT

The prospectus and the statement of additional information included in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2012, as well as the prospectus supplement dated August 20, 2012 included in Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on July 20, 2012, (File Nos. 333-179963 and 811-8537) are incorporated herein by reference.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

(a)  Financial Statements:

All required financial statements are included in Part A and Part B of this Registration Statement.

(b)  Exhibits:

1.  Resolution of the Board of Directors of Protective Life and Annuity Insurance Company (formerly American Foundation Life Company) authorizing establishment of the Variable Annuity Account A of Protective Life(1)

2.  Not applicable

3.  Distribution Agreement between IDI and PLAIC(7)

4.  (a)  Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract

  (i)  B Series(8)

  (ii)  C Series(8)

  (iii)  L Series(8)

(b)  Contract Schedule for Individual Contracts

  (i)  B Series(8)

  (ii)  C Series(8)

  (iii)  L Series(8)

(c)  Guaranteed Account Endorsement

  (i)  B Series and L Series(8)

  (ii)  C Series(8)

(d)  Waiver of Surrender Charge Endorsement for Terminal Illness or Nursing Home Confinement(8)

(e)  SecurePay Rider(8)

(f)  SecurePay R72 Rider(8)

  (i)  Revised Rider(10)

(g)  Protective Income Manager Rider(8)

(h)  Protective Income Manager Amendment(8)

(i)  Qualified Retirement Plan Endorsement(8)

(j)  Roth IRA Endorsement(8)

(k)  Traditional IRA Endorsement(8)

(l)  Maximum Anniversary Value Death Benefit Rider(8)

(m)  Return of Purchase Payments Death Benefit Rider(8)

(n)  Medical Evaluation for Enhanced GMWB Withdrawal Percentages(8)

(o)  Annuitization Bonus Endorsement(8)

5.  (a)  Form of Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract

  (i)  B Series and L Series(8)

  (ii)  C Series(8)

6.  (a)  Charter of Protective Life and Annuity Insurance Company.(1)

(b)  By-Laws of Protective Life and Annuity Insurance Company.(1)

7.  Reinsurance Agreement not applicable

8.  (a)  Participation Agreement (Oppenheimer Variable Account Funds)(2)

(b)  Participation Agreement (MFS Variable Insurance Trust)(2)

  (i)  Form of Amended and Restated re MFS Variable Insurance Trust II (MFS Variable Insurance Trust)(9)

(c)  Participation Agreement (Lord Abbett Series Fund)(2)

(d)  Participation Agreement (Goldman Sachs Variable Insurance Trust)(2)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust)(5)

(e)  Participation Agreement (Fidelity® Variable Insurance Products)(2)

(f)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust)(2)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust)(5)

(g)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust)(2)

(h)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust)(2)

(i)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund)(2)

(j)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust)(2)

(k)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds)(4)

(l)  Participation Agreement (Legg Mason)(3)

(m)  Participation Agreement (PIMCO)(3)

  (i)  Form of Novation and Amendment to Participation Agreement (PIMCO)(5)

  (ii)  Amendment to Participation Agreement re Summary Prospectus (PIMCO Variable Insurance Products Trust)(5)

(n)  Participation Agreement (Royce Capital)(3)

(o)  Rule 22c-2 Information Sharing Agreement (Royce)(3)

(p)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds))(6)

9.  Opinion and Consent of Max Berueffy, Esq.(8)

10.  (a)  Consent of Sutherland, Asbill & Brennan, LLP

(b)  Consent of PricewaterhouseCoopers LLP

11.  No financial statements will be omitted from Item 23

12.  Not applicable

13.  Not applicable

14.  Powers of attorney(9)

(1)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 333-41577) filed with the Commission on April 15, 1998.

(2)  Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-153043) filed with the Commission on April 30, 2009.

(3)  Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-153043) filed with the Commission on October 29, 2009.

(4)  Incorporated herein by reference to the Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984) filed with the Commission on April 27, 2007.

(5)  Incorporated herein by reference to the Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-146508) filed with the Commission on April 28, 2011.

(6)  Incorporated herein by reference to the Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070) filed with the Commission on April 25, 2011.

(7)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-153043), filed with the Commission on September 19, 2011.

(8)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on March 7, 2012.

(9)  Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333- 179963), filed with the Commission on April 24, 2012.

(10)  Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-179963) filed with the Commission on October 3, 2012.

Item 25. Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns
Wayne E. Stuenkel
Richard J. Bielen
Carolyn Johnson
Deborah J. Long
Carl S. Thigpen
Steven G. Walker
Carolyn King
John Sawyer
Frank Sottosanti
Brent Griggs
John F. Simon
Robert Bedwell
Lance Black
Phillip E. Passafiume
Mark Cyphert
Stephane Goyer
Scott Karchunas	Director
President, Chief Actuary, and Director
Vice Chairman, Chief Financial Officer, and Director
Executive Vice President and Chief Operating Officer
Executive Vice President, General Counsel, and Secretary
Executive Vice President and Chief Investment Officer
Senior Vice President and Chief Accounting Officer and
Controller
Senior Vice President and Acquisitions and Corporate
Development
Senior Vice President and Chief Distribution Officer
Senior Vice President and Chief Marketing Officer
Senior Vice President, Asset Protection
Senior Vice President and Chief Product Actuary
Senior Vice President, Mortgage Loans
Senior Vice President and Treasurer
Senior Vice President, Director of Fixed Income
Senior Vice President and Chief Information and
Operations Officer
Senior Vice President
Senior Vice President, Sales and Marketing, APD

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26. Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2011 (File No. 1-11339) filed with the Commission on February 28, 2012.

Item 27. Number of Contractowners.

As of October 31, 2012, there were 320 contract owners of Protective Variable Annuity NY individual flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28. Indemnification of Directors and Officers.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter.

(a)  Investment Distributors, Inc. ("IDI") is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account, Protective Variable Annuity Separate Account, and Protective Acquired Variable Annuity Separate Account.

(b)  The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President and Director	Vice President, New Business Operations, Life and Annuity Division

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Barry K. Brown	Assistant Secretary	Second Vice President, LLC Commissions
Letitia Morsch	Assistant Secretary	Second Vice President, Annuity and VUL Administration
Steve M. Callaway	Chief Compliance Officer, Secretary and Director	None
Julena Johnson	Assistant Compliance Officer	Senior Compliance Analyst II
Carol Majewski	Assistant Compliance Officer	Director II, Compliance
Joseph F. Gilmer	Chief Financial Officer and Director	Assistant Vice President, Financial Reporting
Lawrence J. Debnar	Assistant Financial Officer	Vice President, Financial Reporting

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 30. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life and Annuity Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31. Management Services.

All management contracts are discussed in Part A or Part B.

Item 32. Undertakings.

(a)  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)  Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement has duly caused this Post-effective amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on November 28, 2012.

VARIABLE ANNUITY ACCOUNT A OF
PROTECTIVE LIFE

By:  /s/ WAYNE E. STUENKEL

  Wayne E. Stuenkel, President
  Protective Life and Annuity Insurance Company

  PROTECTIVE LIFE AND ANNUITY
INSURANCE COMPANY

By:  /s/ WAYNE E. STUENKEL

  Wayne E. Stuenkel, President
  Protective Life and Annuity Insurance Company

As required by the Securities Act of 1933, this Post-effective amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/S/ WAYNE E. STUENKEL Wayne E. Stuenkel	President, Chief Actuary and Director (Principal Executive Officer)	November 28, 2012
* John D. Johns	Director	November 28, 2012
* Richard J. Bielen	Vice Chairman, Chief Financial Officer and Director (Principal Financial Officer)	November 28, 2012
* Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	November 28, 2012
*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		November 28, 2012